Exhibit 99.2

NEW YORK & COMPANY Q2 2018 Earnings Presentation August 23, 2018

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; and (xvi) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances. 2

The “New” • One of the largest women’s specialty retail apparel brands, nearly $1 billion in annual net sales • 100 million site visits and 50 million store guests annually • Celebrity Partnerships and Sub brands competitive points of assortment differentiation – – – Eva Mendes and Gabrielle Union Partnerships represent nearly 10% of volume, growing at a double digit rate Introduction of Kate Hudson as the ambassador for SoHo Jeans sub brand and collection, which will launch in March 2019 Lifestyle brand platform with strong sub brands (7th Avenue, SoHo Jeans, SoHo Street) • Dominant Digital Channel, representing over 30% of annual volume delivering multi-year double-digit CAGR and 100 million annual visits – 100% of store fleet omni-enabled • Flexible real estate portfolio – – – Nearly 70% of the fleet’s leases expiring within 2 years Select new store openings in premier centers Closed approximately 150 stores over the past 5 years • $95 million in cash on-hand or $1.43 per share, with no debt • Strong, tenured leadership team, with women representing 62% of executive management and 50% of board of directors 3

The "New" NEW YORK & COMPANY

Celebrity Lifestyle Collaborations competitive points of assortment differentiation with the potential to reach 15% share of business.









2013

__Eva Mendes__ Collection launches Sep 2013

2014

Accessories introduced Eva Mendes Collection

2015

Party Apparel and SBS and SIS store concepts introduced in Eva Mendes Collection.

2016

Expansion of Eva Mendes SBS and SIS store concepts

2017

Expansion of Eva Mendes SBS and SIS store concepts

__Gabrielle Union__ 7th Ave ambassador and collection launches

2018

__Kate Hudson__ introduced as Brand Ambassador for SoHo Jeans (August, 2018) and collection (March, 2019)

NEW YORK & COMPANY

4

Q2 2018 Results 5

Q2 2018 Financial Performance

- **+0.6% comparable store sales increase,** compared to the prior year's (1.1%) comp decrease
- **$3.1 million in GAAP operating income**, compared to GAAP operating income in the prior year of $5.2 million, which included a $1.7 million gain due to the reversal of a legal accrual.
  - **$3.5 million in non-GAAP operating income**, compared to non-GAAP operating income in the prior year of $3.5 million despite the shift of a significant sales week into the first quarter and the associated incremental gross margin contribution.
- **+150 basis point improvement in gross profit,** to 32.1% compared to the prior year's 30.6% and the highest gross margin rate achieved in the second quarter since 2004
  - **+160 basis point improvement in merchandise margins** resulting from reductions in markdowns, improvements in IMU, and efficiencies in e-Commerce shipping expense.
- **$0.05 GAAP earnings per diluted share**, compared to the prior year's $0.08 earnings per diluted share, which included a $1.7 million gain due to the reversal of a legal accrual.



Net Sales
$224.1M
$216.4M

	Q2 2017	Q2 2018
Net Sales	$224.1M	$216.4M
Comp Sales	-1.1%	0.6%
E-commerce Mix	25%	26%



Operating Income (GAAP and non-GAAP)
GAAP
non-GAAP
$5.2M
$3.5M
GAAP
non-GAAP
$3.1M
$3.5M

	Q2 2017		Q2 2018	
	GAAP	non-GAAP	GAAP	non-GAAP
Operating Income	$5.2M	$3.5M	$3.1M	$3.5M



Diluted EPS (GAAP)
$0.08
$0.05

	Q2 2017	Q2 2018
Diluted EPS	$0.08	$0.05

NEW YORK & COMPANY
6

Q2 2018 Financial Performance Summary • • $94.8 million in cash on-hand, representing $1.43 in cash per share with no debt $18.7 million in adjusted EBITDA for the Spring Season, compared to the prior year’s $12.3 million representing an improvement of $6.4 million. Net Sales Comparable Sales Gross Margin Selling, General, and Administrative Non-GAAP Operating Income 1The increase in SG&A reflects additional variable compensation accruals which are based upon operating profit results. 7 2017 Q2 2018 Guidance Decrease Low to Mid Single Digit Percentage Positive Low Single Digit Percentage Flat Flat to prior year's $ Up to $1.7 million 2018 Results $224.1M (1.1%) 30.6% 28.3% $3.5M In Line, $216.4M In Line, +0.6% Beat, +150 basis points Miss, +140 basis points1 Beat, $3.5M

Q2 Key Achievements • MMU achieved historic highs, increasing +160 basis points due to the combined impact of reductions in markdowns, increases in IMU, and efficiencies in e-Commerce shipping expense • E-commerce growth expanded by 100 basis points in mix to business • Celebrity growth continued to expand at a double-digit rate • Outlet channel delivered improved results following integration across merchandising, planning, allocation, and stores organizations • Proactive Management of Cost Base, achieving cost savings through SG&A expense reductions and decreases in e-Commerce fulfillment • $95 million in cash on-hand or $1.43 per share, with no debt 8

Q3 2018 Outlook 9

Q3 2018 Strategic Initiatives Our 2018 Strategic Initiatives include: • Growing our Celebrity Collaborations to deliver a differentiated customer experience, introducing Kate Hudson as the Brand Ambassador for SoHo Jeans beginning August, 2018 • Expanding Brand Awareness and Engagement, with a focus on customer acquisition and retention • Increasing Runway Rewards sales and customers, our credit loyalty program • Growing our e-commerce digital channel and drive higher profitability from omni-channel programs • Optimizing our real estate, with store rationalization and select openings in premier centers • Driving continued efficiencies and manage overall cost structure 10

Q3 2018 Guidance Net Sales Comparable Sales Gross Margin Selling, General, and Administrative (non-GAAP) Non-GAAP Operating Income 1 The increase in SG&A reflects incremental costs to launch our new celebrity collaboration and investments in strategic business initiatives Guidance provided as of August 23rd, 2018 11 Q3 2017 $214.2M 2.2% 31.6% 30.9% $1.3M 2018 Guidance Positive Low Single Digit Percentage Positive Low Single Digit Percentage Improve by up to +100 basis points Increase up to $2 million1 $1 million to $2 million

Fall Season 2018 Guidance Net Sales Comparable Sales Gross Margin Selling, General, and Administrative (non-GAAP) Non-GAAP Operating Income Adjusted EBITDA 1 The increase in SG&A reflects incremental costs to launch our new celebrity collaboration and investments in strategic business initiatives Prior year actuals inclusive of the 53rd week Guidance provided as of August 23rd, 2018 12 Fall Season 2017 $492.9M 2.7% 30.4% 29.0% $6.5M $17.2M 2018 Guidance Negative Low Single Digit Percentage Positive Low Single Digit Percentage Improve by up to +100 basis points Increase up to $2 million1 $5.5 million to $7.5 million $17 million to $18 million

Appendix 13

Q2 2018 P&L Summary Q2 P&L Summary 2018 % of Sales 2017 % of Sales Net Sales $ 216,370 $ 224,116 Comp% 0.6% (1.1%) Gross Profit $ 69,374 32.1% 68,561 30.6% SG&A Expense $ 66,317 30.7% 63,405 28.3% Operating Income $ 3,057 1.4% 5,156 2.3% Net Income $ 3,067 1.4% $ 4,823 2.2% Earnings Per Diluted Share $ 0.05 $ 0.08 Weighted Average Diluted Shares Outstanding 66,244 63,664 14

Spring 2018 P&L Summary Spring 2018 P&L Summary 2018 % of Sales 2017 % of Sales Net Sales $435,199 $433,973 Comp% 1.7% (0.9%) Gross Profit $139,335 32.0% $132,983 30.6% SG&A Expense $132,803 30.5% $131,679 30.3% Operating Income $6,532 1.5% $1,304 0.3% Net Income $6,153 1.4% $576 0.1% Earnings Per Diluted Share $ 0.09 $ 0.01 Weighted Average Diluted Shares Outstanding 65,824 63,713 15

nyandcompany.com 16